                                                                 Exhibit (a)(30)

                              THE RBB FUND, INC.

                             ARTICLES OF AMENDMENT

  THE RBB FUND, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

  FIRST: The charter of the Corporation is hereby amended by redesignating the issued and unissued shares of Class DDD (Boston Partners Small/Micro Cap Value Fund- Institutional Class), Class EEE (Boston Partners Small/Micro Cap Value Fund- Investor Class), Class III (Boston Partners Market Neutral Fund-Institutional Class), Class JJJ (Boston Partners Market Neutral Fund- Investor Class), Class KKK (Boston Partners Long-Short Equity Fund- Institutional Class) and Class LLL (Boston Partners Long-Short Equity Fund- Investor Class) as follows:

               Old Designation                                  New Designation
----------------------------------------------  -----------------------------------------------
-----------------------------------------------------------------------------------------------
Class DDD Boston Partners Small/Micro Cap       Class DDD Boston Partners Small Cap Value Fund
Value Fund- Institutional Class                 II- Institutional Class
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class EEE Boston Partners Small/Micro Cap       Class EEE Boston Partners Small Cap Value Fund
Value Fund- Investor Class                      II- Investor Class
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class III Boston Partners Market Neutral        Class III Boston Partners Long/Short Equity
Fund- Institutional Class                       Fund- Institutional Class
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class JJJ Boston Partners Market Neutral        Class JJJ Boston Partners Long/Short Equity
Fund- Investor Class                            Fund- Investor Class
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class KKK Boston Partners Long-Short Equity     Class KKK Boston Partners Fund- Institutional
Fund- Institutional Class                       Class
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class LLL Boston Partners Long-Short Equity     Class LLL Boston Partners Fund- Investor Class
Fund- Investor Class
-----------------------------------------------------------------------------------------------

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

  SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors; the foregoing amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

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

  IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officer who acknowledges that these Articles of Amendment are the act of the Corporation, that to the best of his knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.



                                                THE RBB FUND, INC.



                                                By: ____________________________
                                                    Edward J. Roach
                                                    President

WITNESS:



------------------------
Michael P. Malloy
Assistant Secretary

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